UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 4, 2013

CONSOLIDATED COMMUNICATIONS HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-51446	02-0636095
(State of Incorporation)	(Commission File Number)	(IRS employer identification no.)

121 South 17th Street
Mattoon, Illinois	61938-3987
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (217) 235-3311

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 4, 2013, the Board of Directors of Consolidated Communications Holdings, Inc. (the “Company”) elected C. Robert Udell as a Class III Director of the Company, with a term to expire at the 2014 annual meeting of the Company’s stockholders, and also appointed Mr. Udell as the President and Chief Operating Officer of the Company.  Mr. Udell has not yet been named as a member of any committee of the Board of Directors.  Under the Company’s Amended and Restated Bylaws, officers hold office until their successors are chosen and qualified, or until their earlier resignation or removal.

Mr. Udell succeeds Robert J. Currey as the President of the Company.  Mr. Currey will continue to serve as the Company’s Chief Executive Officer, and on November 4, 2013, the Board of Directors of the Company also elected Mr. Currey to serve as the Chairman of the Board of Directors, succeeding Richard A. Lumpkin in that capacity.  Mr. Lumpkin will continue to serve as a Director.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 4, 2013, the Board of Directors of the Company adopted amendments to the Company’s Amended and Restated Bylaws.  The amendments to the existing Amended and Restated Bylaws took effect immediately upon adoption by the Board of Directors.  A copy of the Amended and Restated Bylaws of the Company marked to show the changes resulting from the amendments reported in this Current Report on Form 8-K, is attached hereto as Exhibit 3.1.  A complete copy of the Amended and Restated Bylaws of the Company, as amended, is attached hereto as Exhibit 3.2.

These amendments to the Amended and Restated Bylaws include the following: (i) in Article IV, Section 4.01, designate the Chief Executive Officer as one of the officers of the Company; (ii) in Article IV, Section 4.05, describe the duties of the Chief Executive Officer; (iii) in Article IV, Section 4.06, describe the duties of the President; and (iv) in Article II, Section 2.03, Article III, Section 3.04, Article 4, Section 4.03, Article 4, Section 4.07, Article 4, Section 4.09, Article 4, Section 4.10, and Article 4, Section 4.11, modify the assignment of certain rights and duties of the Chief Executive Officer and the President.

Item 9.01.	Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description
3.1
Amended and Restated Bylaws of Consolidated Communications Holdings, Inc., as amended as of November 4, 2013, marked to show the changes resulting from the amendments reported in this Current Report on Form 8-K.

3.2	Amended and Restated Bylaws of Consolidated Communications Holdings, Inc., as amended as of November 4, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 7, 2013	Consolidated Communications Holdings, Inc.

	By:	/s/ Steven L. Childers
		Name:	Steven L. Childers
		Title:	Chief Financial Officer